Exhibit 10.17

Execution Version

EXCLUSIVE IP LICENSE AGREEMENT FOR RQ-00000005

This EXCLUSIVE IP LICENSE AGREEMENT FOR RQ-00000005 (this “Agreement”) is entered into as of December 27, 2010 (the “Effective Date”) by and between Aratana Therapeutics Inc., a Delaware corporation having a place of business is 1901 Olathe Boulevard, Kansas City, KS 66103 (“Licensee”) and RaQualia Pharma Inc., a Japanese corporation having a place of business at 5-2 Taketoyo, Aichi 470-2341, Japan (“Licensor”).

RECITALS

WHEREAS, Licensor owns certain rights and technology pertaining to a ghrelin agonist (Capromorelin) for treating anorexia, cachexia and unintended weight loss, including all analogs, formulations thereto, and related back-up programs thereto (collectively, “RQ-00000005 Technology”); and

WHEREAS, Licensee desires to receive an exclusive worldwide license to RQ-00000005 Technology, and Licensor is willing to grant such license to Licensee under the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. DEFINITIONS. As used in this Agreement:

1.1 “Target Animal Safety Study” means the pivotal regulatory study to assess animal safety in cats or dogs.

1.2 “Affiliate” of a party means any person or entity, which controls, is controlled by, or is under common control with such party, where “control” means ownership of fifty percent (50%) or more of the outstanding voting securities.

1.3 “Combination Product” means any pharmaceutical drug which consists of a Royalty-Bearing Product and other active compounds and/or active ingredients, where such combination of the Royalty-Bearing Product with the other active compound and/or active ingredient is not covered by any Licensed Patent.

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1.4 “First Commercial Sale” shall mean, with respect to any Royalty-Bearing Product, the first sale for end use or consumption of such Royalty-Bearing Product in a country after the governing health regulatory authority of such country has granted regulatory approval of such Royalty-Bearing Product.

1.5 “Improvements” means any upgrade, enhancement, modification, alteration, improvement, development, or other change made to the Licensed Know How or the inventions disclosed in the Licensed Patents during the term of this Agreement.

1.6 “Licensed Know-How” shall mean unpatented information to the extent owned or controlled by Licensor as of the Effective Date associated with the Licensed Patents or related to RQ-00000005 Technology, including but not limited to research and development information, trade secrets, engineering, scientific, and practical information, data, formulas, formulations, APIs, analogs, back-up programs, information about qualities, uses, test methods and results, information about materials, compositions and sources, and drawings, specifications, laboratory notebooks, work product and other relevant writings, in each case, which is necessary or desirable for the practice of the Licensed Patents or the RQ-00000005 Technology.

1.7 “Licensed Patents” means (i) the patents listed in Exhibit A; (ii) any patent or patent application that claims priority to and is a divisional, continuation, continuation-in-part, reissue, renewal, reexamination, substitution or extension of any patent application identified in (i); (iii) any patents issuing on any of the patent applications identified in (i) or (ii), including any reissues, renewals, reexaminations, substitutions or extensions thereof; (iv) any foreign counterpart (including PCTs) of any of the patents or patent applications identified in (i), (ii) or (iii); and (v) any other patent or patent application owned or controlled by Licensor now or during the term of this Agreement pertaining to RQ-00000005 Technology or Licensor Improvements.

1.8 “Licensed Process” means any process that would infringe one or more Valid Claims of a Licensed Patent, but for the license granted in Section 2.1.

1.9 “Licensed Products” means any product in the Licensee Field of Use (i) that would infringe one or more Valid Claims of a Licensed Patent, but for the license granted in Section 2.1 or (ii) is manufactured using a Licensed Process or (iii) when used, practices a Licensed Process.

1.10 “Licensee Field of Use” means the field of animal health.

1.11 “Licensee Improvements” means Improvements created, conceived, or reduced to practice by or for Licensee.

1.12 “Licensor Field of Use” means the field of human health.

1.13 “Licensor Improvements” means Improvements created, conceived, or reduced to practice by or for Licensor.

1.14 “NADA” means a new animal drug application as prescribed by applicable U.S. food and drug administration (FDA) regulations, or any corresponding foreign statutes, rules or regulations.

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1.15 “Net Sales Revenue” means [***].

1.16 “Royalty-Bearing Product” means a pharmaceutical drug that, absent the license granted in Section 2.1, the sale of which would infringe one or more Valid Claims of an issued Licensed Patent in force in the country in which such drug is sold.

1.17 “Subsidiary” means any entity which is controlled by a party, either directly or indirectly, where “control” means ownership of fifty percent (50%) or more of the outstanding voting securities.

1.18 “Valid Claim” means a claim of an issued or granted Licensed Patent in any country that has not expired or lapsed, been abandoned or cancelled, or held or declared invalid or unenforceable.

2. LICENSE

2.1 Patent License Grant. Licensor hereby grants to Licensee a worldwide, exclusive (without any reservation of rights by Licensor) license under the Licensed Patents during the term of this Agreement, to: (i) use, develop, make, have made, sell, offer to sell, import, export, lease, or otherwise dispose of any Licensed Product; (ii) use any method or process in manufacturing the Licensed Products; (iii) use and perform any Licensed Processes; and (iv) to otherwise practice the claimed inventions pertaining to RQ-00000005 Technology in the Licensee Field of Use.

2.2 Know-How License Grant. Licensor hereby grants to Licensee a worldwide, exclusive (without any reservation of rights by Licensor) license under the Licensed Patents during the term of this Agreement to use the Licensed Know-How in connection with any development, manufacture, sale, importation, exportation, lease or disposal of any Licensed Product or performance of any Licensed Process in the Licensee Field of Use.

2.3 Technology Transfer. Within [***] days of the Effective Date, Licensor shall provide Licensee, at no cost, copies of all documents, materials, data sheets, test results, analyses, formulations, compositions and all other tangible embodiments of the Licensed Know-How and Licensed Patents (“Material”). Licensor shall make available to Licensee, upon reasonable request, employees and agents of Licensor to facilitate the technology transfer of the Know-How and to respond to Licensee inquiries pertaining to the Licensed Know-How and Licensed Patents to facilitate Licensee’s full use, enjoyment, and exploitation of the licenses granted herein.

2.4 Sublicense. The licenses granted in Sections 2.1 and 2.2 include the right of Licensee to sublicense any and all of the licensed rights to one or more tiers of sublicenses including but not limited to its Affiliates. All sublicenses granted to third parties will be pursuant to written agreement that are in accordance with and no broader than the terms of this Agreement.

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3. FEES, REPORTS, AND AUDIT

3.1 Initial Licensee Fees and Royalty

(a) Initial License Fees. In consideration for the licenses to the Licensed Patents, Licensed Know-How, and Licensor Improvements, [***] days after the Effective Date, Licensee will pay Licensor a license fee of [***] US Dollars ([***]).

(b) Sales Royalty. Licensee will pay to Licensor a royalty in the amount of [***] percent ([***]%) of Net Sales Revenue received by Licensee for the sale of the Royalty Bearing Products in countries where there are Valid Claims of the Licensed Patents until such Licensed Patents have expired or been abandoned. If Licensee sublicenses the Licensed Patents to a third party sublicensee, Licensee will pay to Licensor a royalty in the amount equal to [***] percent ([***]%) of the royalty paid by such sublicensee to Licensee based on the sale of the Royalty Bearing Products in countries where there are Valid Claims of the Licensed Patents until such Licensed Patents have expired or been abandoned, but in no event shall the royalty paid to Licensor be less than [***] percent ([***]%) of the Net Sales Revenue of such third party sublicensee. Royalty payments shall be due on a [***] basis within [***] days after [***].

3.2 Milestone Fees. Except with respect milestone fees triggered upon a NADA filing, within [***] days after the occurrence of the following milestones, Licensee will pay Licensor the corresponding one-time milestone fees provided below. With respect to any milestone fee based on a NADA filing, Licensee will pay Licensor the corresponding one-time milestone fee provided below for such NADA filing within [***] months after such NADA filing. For avoidance of doubt, the parties agree that Licensee’s obligation to pay each milestone fee referenced below is a one-time obligation even if the applicable milestone event occurs more than once.

Milestone	Milestone Fee
[***]	[***] US Dollars ($[***])
[***]	[***] US Dollars ($[***])
[***]	[***] US Dollars ($[***])
[***]	[***] US Dollars ($[***])
[***]	[***] US Dollars ($[***])

3.3 Third Party Patent Rights. In the event it becomes necessary for Licensee or its sublicensee to license patent rights owned by a third party to use, develop, make, have made, sell, offer to sell, import, export, lease, or otherwise dispose of any Royalty-Bearing Product, then Licensee or its sublicensee, as applicable, shall have the right to obtain a license from such third party and to credit [***] percent ([***]%) of any payment owed to such third party under such license against the royalty payable to Licensor under Section 3.1 above on a going forward basis. No such amounts deducted shall reduce royalties paid to Licensor by more than [***] percent ([***]%); provided, however, that amounts not deducted because of this limit may be carried forward and applied to future royalties paid, subject to the [***] percent ([***]%) floor.

3.4 Reports. Along with each royalty payment, Licensee will provide a statement showing the quantity of Royalty-Bearing Products sold or transferred during the preceding [***] and a calculation of the royalties accrued during such quarter, provided that Licensee shall provide an estimated royalty report within [***] days after the end of such calendar [***]. Licensor will treat these statement as Confidential Information of Licensee, will protect it from unauthorized use, access or disclosure in the same manner as Licensor protects its own confidential or proprietary information of similar nature and with no less than reasonable care, and will disclose it only to the employees or agents of Licensor who have a need to know such information for purpose of this Agreement and who are under a duty of confidentiality no less restrictive than Licensor’s duties hereunder.

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3.5 Audit Rights. Licensor will have the right to request an audit of the books and records of Licensee directly relating to the royalty payments owed during the last [***] months for the sole purpose of verifying the amounts due and payable under this Agreement, not more than [***] per calendar year upon providing at least [***] weeks prior written notice to Licensee. All such audits will be conducted during reasonable business hours of Licensee, in a manner that does not unreasonably interfere with such entity’s normal business activities and will be conducted by a certified public accountant or equivalent chosen by Licensor (the “Auditor”) and reasonably acceptable to Licensee. Except for the statement of royalty payments due, the Auditor will not disclose any information learned during the audit to Licensor, and all such information shall be considered the Confidential Information of Licensee. The audit will be conducted at Licensor’s expense, except if the audit shows that amount of royalty payments due to Licensor is greater than [***] percent ([***]%) of the total royalty paid to Licensor for the immediately preceding calendar year, the Licensee or sublicensee will pay for the cost and expense of such audit without undue delay.

3.6 Taxes. Licensor shall be responsible for all sales, use, VAT and other taxes (including taxes based on Licensor’s net income), fees, duties and governmental charges, and any related penalties and interests, arising from the payment of any license fees and royalties to Licensor hereunder.

4. DUE DILIGENCE IN COMMERCIALIZATION. Licensee shall use commercially reasonable efforts to bring Licensed Products to market through a diligent program for the development, regulatory approval, and commercialization of Licensed Products to generate Net Sales Revenue during the term of this Agreement. Licensee shall be responsible for all reasonable expenses which may be incurred in connection with regulatory filings and clinical trials in support of market approval for the Licensed Products. Licensee shall provide Licensor with a progress report on [***] basis, beginning on the [***]anniversary of the Effective Date, setting forth Licensee’s development, regulatory, clinical, and commercialization efforts regarding the Licensed Products under this Agreement.

5. DEVELOPMENT & ADVERSE EVENT

5.1 Development Plan. Within [***] days following the Effective Date, Licensee shall submit to Licensor a plan and related and estimated timetable for studies and other tests with respect to the development of Licensed Products in the United States and European Union and such plan and timetable being hereinafter referred to as “Development Plan” and attached to this Agreement as Exhibit B, upon completion. During the term of this Agreement, Licensee shall report to Licensor significant modification thereof.

5.2 Development Work. Licensee shall be responsible for all reasonable expenses which may be incurred in connection with regulatory filings and pre-clinical and clinical studies in support of market approval for the Licensed Products. Licensee shall use commercially reasonably efforts to carry out such pre-clinical and clinical studies or tests in substantial accordance with the Development Plan or any amendment thereto.

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5.3 Adverse Event Reporting. In the event that any serious accidents, such as adverse drug reactions, occur during the development of the Licensed Product, both parties shall immediately notify each other of such events together with relevant information that each party may be required to disclose to meet all periodic and annual safety regulatory requirements imposed by the regulatory authorities, and shall discuss the solutions in good faith and take all the necessary measures immediately.

6. IMPROVEMENTS

6.1 Disclosure. Licensor and Licensee shall meet at least [***] during the term of this Agreement at a time and place mutually agreed upon by the parties to disclose Licensor and Licensee Improvements. At each meeting, each party will provide the other party with a brief written description of any Improvements of such party created, conceived, or reduced to practice since the last meeting, and will provide the other party with a list and description of all patent applications pertaining to the Improvements filed since the last meeting.

6.2 License from Licensor. Licensee shall automatically receive a license to all Licensor Improvements pursuant to the licenses granted in Section 2.1 and Section 2.2. All Licensor Improvements shall remain owned by Licensor. For avoidance of doubt, any patents and patent applications that claim the RQ-00000005 Technology or the Licensed Products filed by or on behalf of Licensor or any of its Subsidiaries will be considered Licensor Improvements.

6.3 License from Licensee. Licensee shall grant to Licensor a license to the Licensee Improvements in the Licensor Field of Use pursuant to a license agreement to be entered into, which will include terms substantially equivalent to those provided in this Agreement. All such Licensee Improvements shall remain owned by Licensee. For avoidance of doubt, any patents and patent applications that claim the RQ-00000005 Technology or the Licensed Products filed by or on behalf of Licensee or any of its Subsidiaries will be considered Licensee Improvements.

7. SUPPLY

7.1 Clinical Supply. Licensor and Licensee will use good faith to negotiate and enter into a non-exclusive clinical supply agreement for the API and Licensed Products for clinical use (the “Clinical Supply Agreement”) within [***] days of the Effective Date. The Clinical Supply Agreement shall, at a minimum, (i) provide for the supply of API as being on the effective date of the Agreement, and (ii) include customary representations and warranties and indemnifications. Initially, Licensee will order [***] of API without any compensation to Licensor. For future clinical supplies, if Licensor or any of its other licensees is using a third party manufacturer for API or Licensed Product tablets, Licensor shall allow Licensee to get supply of such API or tablets for Licensee from such third party manufacturer, including at any prices negotiated by Licensor. The Clinical Supply Agreement will contemplate a price of API and/or tablets which shall be no greater than Licensor’s cost of manufacturing such API or tablets. However, the cost for the required analytical works and the Licensor’s cost of handling solely for Licensee shall be charged to Licensee.

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7.2 Commercial Supply Agreement. For avoidance of doubt, Licensee shall be entitled to purchase API’s and License Products directly from Licensor or use any third party manufacturers to manufacture API’s and Licensed Products on behalf of Licensee. Upon Licensee’s request, Licensor shall provide such third party manufacturers with all available data, quality control information, manufacturing specifications and information, and all other material and information reasonably needed by such third party manufacturers to manufacture commercially suitable Licensed Products for Licensee.

8. PROSECUTION AND ENFORCEMENT

8.1 Prosecution. Licensor will have the right to control filing, prosecution, and maintenance of the Licensed Patents, including any patents and applications based on Licensor Improvements, at Licensor’s expense. Licensee will have the right to control filing, prosecution, and maintenance of patents and applications based on Licensee Improvements, at Licensee’s expense. The party controlling the filing, prosecution, and maintenance of an invention is referred to herein as the “Prosecuting Party”, while the other party is referred to herein as the “Non-Prosecuting Party”. The Non-Prosecuting Party shall have the right to participate, at its cost and expense, in the filing and prosecution activities of the Prosecuting Party. The Prosecuting Party will notify the Non-Prosecuting Party periodically of the status of any pending cases included in the patents or patent applications licensed to the other party, including any office actions, notice of allowance, and required filings or payments concerning such patents and patent applications. The Non-Prosecuting Party will have the opportunity to comment on any response to office actions or amendments to claims prior to their filing. The Non-Prosecuting Party will have the right to inspect the records kept by the Prosecuting Party and its patent counsel pertaining to the patents and patent applications licensed to the Non-Prosecuting Party. The Non-Prosecuting Party will, at the Prosecuting Party’s request and expense, sign all instruments and documents, including powers of attorney, necessary to effectuate the purpose of this Section 8.1 and provide any other reasonably necessary assistance requested by the Prosecuting Party. If the Prosecuting Party elects to abandon any application or patent licensed to the other party, the Non-Prosecuting Party will have the right to continue prosecution or maintenance of such application or patent at the Non-Prosecuting Party’s sole expense.

8.2 Enforcement. Each party will promptly notify the other party upon becoming aware of any known or suspected infringement of any patents licensed to the other party under this Agreement or the license agreement referenced in Section 5.3. Such notice will include the identity of the party or parties known or suspected to have infringed the licensed patent and any available information that is relevant to such infringement. The party who is the exclusive licensee of such licensed patent within the field of use subject to the infringement action (the “Enforcing Party”) will retain sole control over enforcement and defense of the patent against such third party infringers. If the Enforcing Party files or defends any claim, suit, or action (a “Claim”) against any third party based on any licensed patent, the other party (the “Non-Enforcing Party”) will cooperate with the Enforcing Party, at the Enforcing Party’s request, in enforcing or defending such Claim, including joining the Enforcing Party as a party to such suit or action to the extent necessary to establish standing. The Enforcing Party will be responsible

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for all costs, expenses, and legal fees (collectively “Costs”) incurred by the Non-Enforcing party in connection with any Claim. The Enforcing Party will be entitled to all damages awarded as a result of or agreed to in a monetary settlement of any Claim, subject to any royalty payment obligation. Nothing contained in this Section will obligate the Enforcing Party to enforce or defend any patent licensed to it.

9. CONFIDENTIALITY

9.1 Confidential Information. During the term of this Agreement, each party (the “Receiving Party”) may be provided with, have access to, or otherwise learn confidential and/or proprietary information of the other party (the “Disclosing Party”) (including certain information and materials concerning the Disclosing Party’s business, plans, customers, technology, and products) that is of substantial value to the Disclosing Party, and which is identified as confidential at the time of disclosure or which should reasonably be considered, under the circumstances of its disclosure, to be confidential to the Disclosing Party (“Confidential Information”).

9.2 Confidentiality Obligations. All Confidential Information remains the property of the Disclosing Party. The Receiving Party may disclose the Confidential Information of the Disclosing Party only to its employees and contractors who need to know the Confidential Information for purposes of performing under this Agreement and who are bound by the Receiving Party’s standard employee or contractor (as applicable) confidentiality agreements. The Receiving Party will not use the Confidential Information without the Disclosing Party’s prior written consent except in performance under this Agreement. The Receiving Party will take measures to maintain the confidentiality of the Confidential Information equivalent to those measures the Receiving Party uses to maintain the confidentiality of its own confidential information of like importance but in no event less than reasonable measures. The Receiving Party will give immediate notice to the Disclosing Party of any unauthorized use or disclosure of the Confidential Information that comes to the attention of the Receiving Party’s senior management and agrees to assist the Disclosing Party in remedying such unauthorized use or disclosure.

9.3 Exceptions. The confidentiality obligations do not extend to Confidential Information which: (i) becomes part of the public domain without the fault of the Receiving Party; (ii) is rightfully obtained by the Receiving Party from a third party with the right to transfer such information without obligation of confidentiality; (iii) is independently developed by the Receiving Party without reference to or use of the Disclosing Party’s Confidential Information, as evidenced by written records; or (iv) was lawfully in the possession of the Receiving Party at the time of disclosure, without restriction on disclosure, as evidenced by written records. In addition, the Receiving Party may disclose Confidential Information of the Disclosing Party as may be required by law, a court order, or a governmental agency with jurisdiction, provided that before making such a disclosure the Receiving Party first notifies the Disclosing Party promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure. In addition, Licensee may disclose any Materials provided by Licensor to Licensee’s contract manufacturers, employees, agents and third parties without restriction, even if such Materials contain Confidential Information of Licensor.

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9.4 Return of Confidential Information. Upon termination (but not expiration) of this Agreement, the Receiving Party will return to the Disclosing Party or destroy all tangible copies of Confidential Information of the Disclosing Party, which the Receiving Party no longer has the right to use, in the Receiving Party’s possession or control and will erase from its computer systems all electronic copies thereof.

9.5 Confidentiality of the Agreement. Neither party will disclose any terms or conditions of this Agreement to any third party, without the prior written consent of the other party, except: (i) as required by law; (ii) to its attorneys, accountants, and other professional advisors under a duty of confidentiality; or (iii) to a third party under a duty of confidentiality in connection with financing or a proposed merger or a proposed sale of all or part of such party’s business which relates to this Agreement.

9.6 Survival of Obligations. Licensee’s and Licensor’s respective obligation under this Section 8 shall survive any termination or expiration of this Agreement and shall extend to the earlier of such time as the Confidential Information is in the public domain or [***] years following termination or expiration of this Agreement.

10. REPRESENTATIONS AND WARRANTIES

10.1 Mutual Representations and Warranties. Each party represents and warrants that it has full right, power, and authority to enter into this Agreement and to perform its obligations and duties under this Agreement, and that the performance of such obligations and duties does not and will not conflict with or result in a breach of any other agreements of such party or any judgment, order, or decree by which such party is bound.

10.2 Representations and Warranties By Licensor. Licensor represents and warrants that:

(a) it exclusively owns and has full right, power, and authority to license the Licensed Patents and the Licensed Know-How to Licensee;

(b) it has not granted or will grant during the term of this Agreement any security interest, option, lien, license, or encumbrance of any nature with respect to any Licensed Patent or Licensed Know-How which would conflict with the license granted to Licensee under this Agreement;

(c) to the best knowledge of Licensor, all of the Licensed Patents that have issued are valid and enforceable, and no proceeding is pending or to the best knowledge of Licensor, threatened, nor has any claim been made, which challenges or challenged the legality, validity, or enforceability of any Licensed Patent;

(d) all maintenance fees, annuity payments, and similar payments relating to the Licensed Patents have been made and will be made in a timely manner during the term of this Agreement; and

(e) to the knowledge of Licensor, using, making, selling, or importing a Licensed Product or performing a Licensed Process shall not infringe, directly or indirectly, any patent or other intellectual property rights of any third party.

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10.3 Limitation of Liability. EXCEPT FOR BREACH OR REPRESENTATIONS OF WARRANTIES PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, THE LICENSED PATENTS, THE LICENSED KNOW-HOW, OR IMPROVEMENTS. LICENSEE’S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT, THE LICENSED PATENTS, THE LICENSED KNOW-HOW, OR IMPROVEMENTS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE TOTAL AMOUNT OF FEES AND ROYALTIES PAID TO LICENSOR UNDER THIS AGREEMENT DURING THE [***] MONTHS PRECEDING THE CLAIM.

11. INDEMNIFICATION

11.1 By Licensor. Licensor will defend, indemnify, and hold Licensee, Licensee’s Affiliates, and their directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to: (i) any product liability claims based on the manufacture, marketing, promotion, sale, distribution, or use of any Licensed Products by Licensor or its customers; and (ii) any negligence or willful misconduct by Licensor or its directors, officers, employees, or agents in the performance of this Agreement or in connection with manufacture, marketing, promotion, sale, distribution, or use of Licensed Products. In addition, Licensor will defend, indemnify, and hold Licensee, its Affiliates, sublicensees, and each of their customers, directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to any allegation that manufacture, use, offer for sale, sale, or importation of any Licensed Product or use of any Licensed Know-How as permitted under this Agreement infringes any third party’s intellectual property rights.

11.2 By Licensee. Licensee will defend, indemnify, and hold Licensor, Licensor’s Affiliates, and their directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to (i) any product liability claims based on the manufacture, marketing, promotion, sale, distribution, or use of any Licensed Products by Licensee or its customers, or (ii) any negligence or willful misconduct by Licensee or its directors, officers, employees, or agents in the performance of this Agreement or in connection with manufacture, marketing, promotion, sale, distribution, or use of Licensed Products.

11.3 Indemnity Conditions. A party’s obligation to indemnify as provided in this Agreement is conditioned upon the indemnified party promptly notifying the indemnifying party in writing within a reasonable period of time of any and all claims for which the indemnified party is entitled to indemnification, giving the indemnifying party sole control of the defense

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thereof and any related settlement negotiations, and indemnified party cooperating and, at indemnifying party’s request and expense, assisting in such defense. The indemnified party may participate in the defense of the claim at its own expense with counsel of its own choosing. The indemnifying party may not settle any such claim without the indemnified party’s prior written consent.

12. PUBLICITY

12.1 Public Announcements. Except as required by applicable laws, neither Licensor nor Licensee shall make any public announcement of any information regarding this Agreement (including without limitation its execution and terms), the Licensed Products or development or commercialization activities under this Agreement without the prior written approval of the other party, which approval shall not be withheld unreasonably. Once any statement is approved for disclosure by the parties or information is otherwise made public in accordance with the preceding sentence, either party may make a subsequent public disclosure of the contents of such statement without further approval of the other party. Notwithstanding the foregoing, either party may disclose the terms of this Agreement (i) as required by law; (ii) to its attorneys, accountants, and other professional advisors under a duty of confidentiality; (iii) to a third party under a duty of confidentiality in connection with any proposed or actual financing or investment, or a proposed or actual merger or sale of all or part of such party’s business relating to this Agreement.

13. TERM AND TERMINATION

13.1 Term. This Agreement will take effect on the Effective Date, and remain in effect until terminated as provided in Section 13.2 or 10.3.

13.2 Termination for Good Cause. Licensor may terminate this Agreement by giving a written notice of termination to Licensee if Licensee fails to pay any undisputed fees owed under this Agreement and does not cure such breach within [***] days after a written notice is given to Licensee requesting that such breach be cured. Once all Licensed Patents have expired or have been abandoned, the licenses granted herein will be deemed fully-paid and irrevocable.

13.3 Termination for Convenience. At any time during the term of this Agreement, Licensee may terminate this entire Agreement or terminate any license granted herein on a patent-by-patent basis or country-by-country basis for any reason or no reason by giving Licensor a written notice of termination. Termination will be effective [***] days after the date of the notice of termination.

13.4 Effect of Termination. On the effective date of termination of this Agreement (the “Termination Date”), all licenses granted by Licensor to Licensee under this Agreement will be revoked and Licensee will cease all further use, manufacture, sale, or importation of the Licensed Products and use of the Licensed Processes, except as provided in this Section. Licensee may complete and sell any work-in-progress and inventory of the Licensed Products that exist as of the Termination Date for a period of [***] months after the Termination Date, provided that Licensee pays Licensor the applicable running royalty or other amounts due on such sales of Royalty-Bearing Products in accordance with Section 3.1. All sublicenses granted prior to the Termination Date will remain in place provided that the sublicensees are in compliance with the terms and conditions of the sublicense agreements.

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13.5 Survival. Upon termination or expiration of this Agreement, Sections 1, 9, 10.3, 11, and 13.4 will survive.

14. GENERAL

14.1 Notice. Any notice, approval, authorization, consent, or other communication required or permitted to be delivered to either party under this Agreement must be in writing and will be deemed properly delivered, given, and received (i) when delivered by hand, or (ii) three (3) business days after delivery by international courier or express delivery service (return receipt requested). All notices shall be sent to address set forth below (or to such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 11.1):

If to Licensor, to:	If to Licensee, to:

RaQualia Pharma, Inc.	Aratana Therapeutics LLC
5-2 Taketoyo, Aichi 470-2341	1901 Olathe Boulevard
Japan	Kansas City, KS 66103
Attention: President	USA
Phone No.:	Attention:
Phone No.:

14.2 Governing Law; Arbitration. This Agreement will be construed in accordance with and governed in all respects by the laws of the State of New York, USA. Any dispute, controversy or claim arising out of or in connection with this Agreement, or breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the International Chamber of Commerce (“ICC”). The arbitral tribunal shall be composed of three arbitrators, one to be appointed by Licensor and one to be appointed by Licensee and the chairman to be appointed by the two arbitrators. If the two aforementioned parties have not appointed their arbitrators within [***] weeks from the request of the other party, or the two arbitrators have not agreed on the chairman within three weeks after their appointment, the ICC shall appoint the arbitrator or the chairman, as the case may be. In the event arbitration is requested by Licensor, the place of arbitration shall be [***]; in the event arbitration is requested by Licensee, the place of arbitration shall be [***]. The arbitration proceedings will be conducted in English. The results of the arbitration procedure will be considered Confidential Information of the parties. Any arbitration decision rendered will be final and binding, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding this Section, neither party will be required to arbitrate any dispute or controversy relating to any actual or threatened unauthorized use or disclosure of its intellectual property or confidential information.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.||

14.3 Assignment. Upon written notice to Licensor, Licensee may assign this entire Agreement or any of its rights hereunder, without Licensor’s consent, (i) to any of Licensee’s Affiliates; and (ii) to a third party in connection with .a merger, change in control, or sale of all or substantially all of the assets of Licensee pertaining to this Agreement. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

14.4 Remedies. The rights and remedies of the parties will be cumulative (and not alternative). If any legal action is brought to enforce this Agreement, the prevailing party will be addition to any other relief it may receive.

14.5 Waiver. All waivers must be in writing and signed by an authorized representative of the party to be charged. Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

14.6 Severability. If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

14.7 Independent Contractors. This Agreement is not intended to establish any partnership, joint venture, employment, or other relationship between the parties except that of independent contractors.

14.8 Construction. The section headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” All references in this Agreement to “Sections” are intended to refer to Sections of this Agreement.

14.9 Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

14.10 English Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, an all written, electronic, or other communications between the parties regarding this Agreement shall be in the English language

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.||

14.11 Entire Agreement. This Agreement, along with the Exhibits hereto, set forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of both parties.

14.12 Bankruptcy. Licensor agrees that if Licensor, as a debtor in possession or a trustee in bankruptcy rejects this Agreement, Licensee may elect to retain its rights under this Agreement. Upon written request of Licensee to Licensor or the bankruptcy trustee, Licensor or such bankruptcy trustee will not interfere with the rights of Licensee as provided in this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.||

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

RaQualia Pharma Inc.		Aratana Therapeutics Inc.

By:	/s/ Atsushi Nagahisa	By:	/s/ David K. Rosen
Name: Atsushi Nagahisa		Name: David K. Rosen
Title: President & CEO		Title: President

Date: December 21, 2010		Date: December 27, 2010

[SIGNATURE PAGE TO EXCLUSIVE IP LICENSE AGREEMENT FOR RQ-00000005]

EXHIBIT A

LICENSED PATENTS

Title : [***]

Inventors : [***]

Country	Application Number	Patent Number
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Title : [***]

Inventors : [***]

Country	Application Number	Patent Number
[***]	[***]
[***]	[***]	[***]
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Country	Application Number	Patent Number
[***]	[***]	[***]
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Title : [***]

Inventors : [***]

Country	Application Number	Patent Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.||

Title : [***]

Inventors : [***]

Country	Application Number	Patent Number
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.||

EXHIBIT B

DEVELOPMENT PLAN

(to be attached upon its completion)